SELIGMAN
                                        ----------------------------------------
                                                    NEW TECHNOLOGIES  FUND, INC.

                               [Graphic Omitted]

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                               [Graphic Omitted]

                                 ANNUAL REPORT

                                DECEMBER 31, 1999

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                                SEEKING LONG-TERM
                            CAPITAL APPRECIATION BY
                             INVESTING IN COMPANIES
                            THAT HAVE THE POTENTIAL
                             TO PRODUCE TOMORROW'S
                                  TECHNOLOGIES


                                 [Logo Omitted]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[Graphic Omitted]
JAMES, JESSE, AND JOSEPH SELIGMAN, 1870


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 136 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.


TABLE OF CONTENTS

To the Shareholders ........................................................   1
Interview With Your Portfolio Managers .....................................   2
Performance Overview .......................................................   5
Portfolio Overview .........................................................   6
Portfolio of Investments ...................................................   8
Statement of Assets and Liabilities ........................................  14
Statement of Operations ....................................................  15
Statement of Changes in Net Assets .........................................  16
Notes to Financial Statements ..............................................  17
Financial Highlights .......................................................  21
Report of Independent Auditors .............................................  22
Federal Tax Status of 1999
 Gain Distribution for Taxable Accounts
 AND For More Information ..................................................  23
Board of Directors AND Executive Officers ..................................  24
Glossary of Financial Terms ................................................  25

To the Shareholders

We are pleased to present Seligman New Technologies Fund's first annual shareholder report. Since the Fund's inception on July 27, 1999, through its fiscal year end on December 31, 1999, the Fund delivered a total return of 60.65% based on net asset value. While the Fund has the ability to invest up to 35% of its assets in venture capital, most of the Fund's performance since inception is attributable to its investments in public companies. The impact of the Fund's venture capital investment has yet to be felt. The Fund benefited from an exceptionally strong market for the technology sector during the period and from the Fund's skilled stock selection. Since inception, the Fund's manager welcomed four new members to the investment team: Matthew Alfano, Gregory M. Cote, Michael J. Guthrie, and Steven Werber.

As the Fund's first fiscal reporting period came to a close on December 31, 1999, all major US stock indices -- the Dow Jones Industrial Average, the S&P 500, and the NASDAQ -- stood at record highs. The broad-based S&P 500 had achieved a fifth consecutive year of greater than 20% returns -- a record-breaking run. Supporting these impressive markets was the US economic expansion -- now the longest in US history. Throughout 1999, unemployment stood at a near 30-year low, inflation remained tame, and consumer confidence soared. In addition, the global economy -- which just over one year ago threatened US growth -- rebounded strongly.

While 1999 will certainly be remembered as a positive year for equity investors, it was also a year of sharp contrasts. Despite stellar performances by the popular indices, the market was extraordinarily narrow. Just over half of the stocks in the S&P 500 had positive returns. Large-capitalization growth and technology companies continued to outpace the broader market. Further, in response to concerns regarding inflation, the Federal Reserve Board increased the federal funds rate three times, completely reversing its 1998 rate cuts.

As we look into the 21st century, we are optimistic, and believe that there are several long-term factors that may support equity prices for many years. First, new technology has allowed the economy to become vastly more productive, and the sector now accounts for approximately 25% of gross domestic product growth and approximately 40% of capital spending. Technology has been, and will continue to be, responsible for substantial changes in business activity, both business-to-business and business-to-consumer. While we are highly enthusiastic about technology, we have taken a conservative approach since we believe that investment behavior in this area has become increasingly speculative. As we seek opportunities in this exciting sector, we will remain committed to finding solid investment value and to considering company fundamentals.

Second are global demographic trends. The fastest-growing segment of the population in the US and other developed countries is 45- to 64-year-olds, which is likely to increase its savings rate as its members mature. We believe that this will produce a groundswell of savings, which will be a significant support for equity prices in the coming years.

Third, despite the uptick in rates during 1999, we believe that the long-term trend is one of continued benign inflation and low interest rates, a positive environment for the stock market. Finally, the global economy has rebounded strongly since the 1998 financial crisis. We believe that this will continue, allowing investors to benefit from attractive overseas investment opportunities.

We are optimistic regarding the prospects for the technology industry and for Seligman New Technologies Fund. The increased use of the Internet, the ever-growing demand for bandwidth, and the growth of wireless communications and digital consumer electronics bodes well for the technology industry in the year 2000, and we believe that Seligman New Technologies is well positioned to benefit.

Thank you for your support of Seligman New Technologies Fund. A discussion with your Portfolio Managers, as well as the Fund's investments results, and financial statements, including a portfolio of investments, follows this letter. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/S/ WILLIAM C. MORRIS
---------------------
    William C. Morris
    Chairman
                                                               /S/ BRIAN T. ZINO
                                                               -----------------
                                                                   Brian T. Zino
                                                                   President
February 11, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
PAUL H. WICK AND STORM BOSWICK

Q: HOW DID SELIGMAN NEW TECHNOLOGIES FUND PERFORM SINCE ITS INCEPTION ON JULY
   27, 1999?

A: During its first five months of operations, Seligman New Technologies Fund posted a total return of 60.65% based on net asset value. This return outpaced the 50.86% total return delivered by the Goldman Sachs Technology Index, a market-capitalization weighted index of 190 stocks designed to measure the performance of companies in the technology sector. The Fund's return also outpaced the 10.43% total return delivered by the Lipper Sector Equity Funds Average, which is an average of closed-end funds with various investment objectives.

Q: WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PAST FIVE
   MONTHS?

A: The past five months were a particularly strong period for the technology sector in general. We believe, however, that the Fund's performance significantly benefited from our selection of superior stocks. In fact, a significant number of the Fund's investments have more than doubled in price since we purchased them for the Fund. We are optimistic regarding the futures of the Fund's venture capital investments. Thus far, only two of these private companies went public during the past five months, making only a small contribution to Fund performance. Several more may emerge as public entities this year, although there can be no assurances that this will happen.

   Nineteen ninety-nine was a record year for new public issues, driven by investor enthusiasm for all Internet-related offerings. The Fund participated in numerous initial public offerings, which have so far made a significant positive impact on performance.

Q: WHAT IS YOUR ASSESSMENT OF THE HIGH-TECH INDUSTRY'S FUNDAMENTALS?

A: We believe that the fundamentals underlying the global technology industry have never been brighter than they are today. In particular, the Internet is emerging as the main engine of growth for the entire industry and is improving business productivity in myriad ways: enabling telecommuting, aiding in gathering cost information, improving communications within organizations, and generally reducing transaction costs.

   The Internet is also the catalyst for the explosion in bandwidth taking place throughout the world's wire networks. Technological advances such as wave division multiplexing, optical switches, terabit routers, and cable modems should serve to accelerate the usefulness of the Internet in the years ahead.


[Picture Omitted]
WEST COAST TECHNOLOGY TEAM: (FROM LEFT) MARIANNE HURLOW (ADMINISTRATIVE ASSISTANT), PAUL WICK (PORTFOLIO MANAGER), (SEATED) PATRICK RENDA; (NOT SHOWN) MATT ALFANO, MICHAEL J. GUTHRIE

[Picture Omitted]
EAST COAST TECHNOLOGY TEAM: (STANDING FROM LEFT) LAWRENCE RUSSO, KEI YAMAMOTO, SHANEAN AUSTIN (ADMINISTRATIVE ASSISTANT), (SEATED) STORM BOSWICK (CO-PORTFOLIO MANAGER); (NOT SHOWN) GREGORY M. COTE, STEVEN WERBER

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
PAUL H. WICK AND STORM BOSWICK

   Other major growth drivers for the technology industry are wireless communications and digital consumer electronics. In 1999, the wireless handset market grew from 150 million to 250 million units -- an increase of more than 60%. That figure is expected to grow to 400 million in 2000. In the realm of consumer electronics, new products based on digital technology are just starting to emerge. They include digital cameras, digital versatile disk
   (DVD) players, personal digital assistants, personal video recorders, global positioning systems, and digital set-top boxes for cable and satellite television.

   All of the above technologies -- wireless telephones, broadband networking gear, and digital consumer electronics -- consume vast amounts of electronic components. It is therefore not surprising that the outlook for the semiconductor industry is, in our view, the best it has been since 1995.

Q: WHAT WAS THE FUND'S STRATEGY DURING THE PERIOD UNDER REVIEW?

A: The Fund's strategy has been, and will remain, fundamentally consistent. We use a bottom-up stock selection process, which simply means that we place a great deal of emphasis on researching individual companies. We look for companies that display -- or are expected to display -- robust growth prospects, high profit margins or return on capital, attractive valuations relative to expected earnings or cash flow, quality management, and unique competitive advantages.

   Technology has been an area of extraordinarily rapid growth, with exceptionally innovative companies. However, it is also an area of intense competition, and we believe that many of today's "hot" technology companies will not survive. In today's momentum-driven market, speculative investors often buy technology stocks simply because their stock prices appear to be on an upward trend. We do not believe that this approach will work over the long term. In our opinion, the technology sector, in particular, requires the sound fundamental research and analysis that a professional manager can provide.

Q: WHAT AREAS OF VENTURE CAPITAL PROVIDED THE MOST OPPORTUNITIES FOR INVESTMENT
   DURING THE FIVE-MONTH PERIOD?

A: During this time, companies that provide Internet services were very active in seeking venture capital. We are optimistic about opportunities in this area and believe that the Internet has the potential to revolutionize the way people and businesses communicate and interact. While the Internet is now widely used only in the United States and western Europe, we believe that it will continue to expand to become a truly global phenomenon.

   Broadband/fiber optics was another area of venture capital that provided a variety of attractive opportunities for the Fund. Computer processing power currently exceeds the transmission capacity of the networks that connect computers. We believe that broadband and fiber optic technology will be in great demand as companies seek to improve data-transmission capacity and speed. Fiber optics is likely to remain an area of rapid growth for many years to come.

Q: HAVE THERE BEEN ANY CHANGES TO THE FUND'S MANAGEMENT TEAM SINCE THE FUND'S
   INCEPTION IN JULY?

A: We have added four new members to our investment team since the Fund's inception. They are Matthew Alfano, Gregory M. Cote, Michael J. Guthrie, and Steven Werber. We believe these additions will provide the Fund with the personnel and expertise needed to find the most attractive opportunities in this challenging sector of the market.

A TEAM APPROACH

Seligman New Technologies Fund is managed by the Seligman Global Technology Team, headed by Paul H. Wick. Mr. Wick and Storm Boswick, the Fund's Co-Portfolio Manager, are assisted in the management of the Fund by a Team of seasoned research professionals who develop relationships with technology industry executives, investment banks, and venture capital firms to identify opportunities that they believe offer the greatest potential for growth.

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
PAUL H. WICK AND STORM BOSWICK

Q: WHAT IS YOUR OUTLOOK FOR THE FUND IN 2000?

A: While industry fundamentals are outstanding, valuations are extremely high by historical standards. Hence, we have become more vigilant in evaluating the risk of the companies held by the Fund, and we have begun to pare back or eliminate some of the most expensive public securities. Fortunately, activity in the venture capital area remains robust, and we are presented with many opportunities to invest in private technology companies at prices considerably more reasonable than their public counterparts. We are cautiously optimistic that several of the private companies in the Fund's venture capital portfolio will become public in the first half of 2000. Of course, the Fund's investments in private companies involve more risk than investments in publicly traded companies, and there can be no assurance that any of them will successfully complete an initial public offering.

   We believe that technology as a whole will continue to perform well in 2000, and that the Fund offers investors a unique way to participate in technology companies that have passed their initial start-up phase, but that have not yet offered shares to the public. We believe that this risky, but possibly very rewarding, portion of the portfolio is well balanced with the portion of the portfolio that invests in public companies.

   In spite of high valuations in many publicly traded technology stocks, we continue to find attractive values, particularly in the semiconductor and software sectors. Within the high-growth Internet sector, we anticipate finding the most attractive opportunities in business-to-business Internet. We don't expect to find as many suitable investments in business-to-consumer Internet, but believe that there will be selective opportunities in this area. We also believe that as the Internet grows in acceptance and usage worldwide, companies that supply the software and equipment that support this growth will continue to benefit.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER COMMON SHARE

TOTAL RETURNS*
FOR PERIODS ENDED DECEMBER 31, 1999


                                           THREE          SINCE INCEPTION
                                           MONTHS             7/27/99
                                        ------------     -----------------
With Sales Charge**                        43.70%              55.83%
Without Sales Charge**                     48.13               60.65

Goldman Sachs Technology Index+            41.97               50.86++
Lipper Sector Equity Funds Average+         8.63               10.43++

NET ASSET VALUE
December 31, 1999                         $37.34
September 30, 1999                         26.30
July 27, 1999***                           24.25

CAPITAL GAIN INFORMATION
FOR THE PERIOD ENDED DECEMBER 31, 1999
Paid                                       $1.427
Undistributed Realized                      4.419@
Unrealized                                  8.370@@

     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. The Fund's returns were achieved during a market favorable to companies in the technology sector. There can be no assurances that the Fund will continue to consistently achieve, by investing in IPOs or otherwise, substantially similar performance that the Fund had previously experienced.

     Investments in one economic sector, such as technology, may be subject to greater price fluctuations than owning a portfolio of diversified investments. In addition, the securities in which Seligman New Technologies Fund invests may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The stocks of smaller companies may be subject to above-average risk. The Fund may invest in global technology stocks which may be subject to additional risks, including currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Venture capital companies represent highly speculative investments by the Fund. There can be no assurances that any of the venture capital companies in which the Fund invests will complete public offerings or be sold, or, if such events occur, with respect to the timing or values of such offerings or sales.

------------------
*    Returns for periods of less than one year are not annualized.
** Return figures reflect any change in price per share and assume the investment of capital gain distributions.
***  Commencement of operations.
+ The Goldman Sachs Technology Index and the Lipper Sector Equity Funds Average are unmanaged benchmarks that assume investment of dividends. The Lipper Sector Equity Funds Average excludes the effect of sales charges. The monthly performance of the Lipper Sector Equity Funds Average is used in the Performance Overview. The Goldman Sachs Technology Index excludes the effect of fees and sales charges. Investors cannot invest directly in an index or an average.
++   From 7/31/99.
@ Represents net gain realized in November and December 1999, payable in 2000.
@@ Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1999.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
DECEMBER 31, 1999

                                                                                         PERCENT
                                                                                         OF NET
                                           ISSUES       COST               VALUE         ASSETS
                                           ------  --------------      --------------   -------
COMMON STOCKS:
  Communications Infrastructure .........    5     $ 19,091,950        $ 42,746,245        4.7
  Communications Services ...............    4       22,012,264          33,834,538        3.7
  Computer and Business Services ........    5       28,785,991          34,217,581        3.8
  Computer Hardware/Peripherals .........    6       55,377,194          74,809,338        8.3
  Computer Software .....................   23      118,682,019         196,105,430       21.7
  Electronics Capital Equipment .........    2       15,324,525          29,183,982        3.2
  Internet/On-Line ......................   21      111,614,052         113,943,709       12.6
  Media .................................    9       57,965,471          82,349,771        9.1
  Semiconductors ........................    5       44,553,864          69,277,553        7.6
                                           ---     ------------        ------------      -----
                                            80      473,407,330         676,468,147       74.7
                                           ---     ------------        ------------      -----
CONVERTIBLE PREFERRED STOCKS:
  Communications Infrastructure              1        1,579,999           1,579,999        0.2
  Computer Software                          3        8,158,404           8,154,754        0.9
  Internet/On-Line                          40      145,008,787         144,912,482       16.0
  Telecommunications                         3       16,044,342          16,040,000        1.8
                                           ---     ------------        ------------      -----
                                            47      170,791,532         170,687,235       18.9
                                           ---     ------------        ------------      -----

LIMITED PARTNERSHIPS:

MISCELLANEOUS                                2        1,146,849           1,134,289        0.1
                                           ---     ------------        ------------      -----

CONVERTIBLE PROMISSORY NOTE                  1          670,000             670,000        0.1
                                           ---     ------------        ------------      -----
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES              2       56,327,240         56,327,240         6.2
                                           ---     ------------        ------------      -----
NET ASSETS                                 132     $702,342,951        $905,286,911      100.0
                                           ===     ============        ============      =====


LARGEST INDUSTRIES
DECEMBER 31, 1999

[Bar Chart Omitted]
Bar chart represented below in print form.

   28.8%            22.9%           9.1%           8.3%         7.7%
$258,856,191    $204,260,184    $82,349,771    $74,809,338    $69,277,553
 INTERNET/        COMPUTER         MEDIA         COMPUTER        SEMI-
 ON-LINE          SOFTWARE                       HARDWARE/     CONDUCTORS
                                               PERIPHERALS

PORTFOLIO OVERVIEW

ALLOCATION OF INVESTMENTS
DECEMBER 31, 1999

[Pie Chart Omitted]
Pie chart represented below in print form.

    23.4%               6.2%               70.4%
VENTURE CAPITAL     NET CASH AND      PUBLICLY TRADED
                    SHORT-TERM           COMPANIES
                    HOLDINGS


LARGEST PORTFOLIO HOLDINGS
DECEMBER 31, 1999

SECURITY                                                          VALUE
-----------                                               --------------------
Electronics for Imaging..................................         $23,649,325
Applied Micro Circuits...................................          23,080,350
C-Cube Microsystems......................................          20,770,750
Orbotech.................................................          18,143,916
Adelphia Communications..................................          17,684,075


SECURITY                                                          VALUE
-----------                                               --------------------
Rational Software........................................         $16,872,187
Parametric Technology....................................          15,537,562
Lexmark International Group..............................          14,932,500
Cablevision Systems (Class A)............................          13,892,000
Check Point Software Technologies........................          12,918,750

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                     SHARES             VALUE
                                                   -----------       -----------
COMMON STOCKS  74.7%
COMMUNICATIONS
  INFRASTRUCTURE   4.7%
ASPECT COMMUNICATIONS*
    Provider of call center
    systems and software ....................        265,400         $10,383,775
CROSSROADS SYSTEMS#
    Provider of networking
    products that store and
    manage data integrity ...................        100,800           6,798,960
DIGITAL MICROWAVE*
    Provider of wireless communi-
    cations equipment .......................        382,500           8,976,797
FINISAR*
    Provider of fiber optic systems
    for the data communications
    industry ................................         78,100           6,989,950
GILAT SATELLITE NETWORKS (ISRAEL)*
    Provider of telecommun-
    ications equipment ......................         80,900           9,596,763
                                                                     -----------
                                                                      42,746,245
                                                                     -----------
COMMUNICATIONS SERVICES  3.7%
CROWN CASTLE INTERNATIONAL*
    Provider of telecommu-
    nications services ......................        382,300          12,257,494
LCC INTERNATIONAL
    Provider of wireless telecom-
    munications services ....................        389,000           7,828,625
PANAMSAT*
    International provider of
    satellite-based communications
    services ................................         85,800           5,080,969
ROGERS COMMUNICATIONS*
    Provider of telecommuni-
        cations services ....................        350,200           8,667,450
                                                                     -----------
                                                                      33,834,538
                                                                     -----------
COMPUTER AND BUSINESS
  SERVICES   3.8%
AMDOCS*
    Provider of software solutions
    for the telecommunications
    industry ................................        309,700          10,684,650
ANSWERTHINK CONSULTING GROUP*
    Provider of computer services,
    including business process
    transformation and decision
    support technology ......................        140,900           4,869,856
COMDISCO
    A leading computer
    hardware leasing company ................        136,900           5,099,525

------------------------
See footnotes on page 13.
                                                     SHARES             VALUE
                                                   -----------       -----------
COMPUTER AND BUSINESS
  SERVICES (CONTINUED)
iXL ENTERPRISES*
    Provider of Internet strategy
    consulting services .....................        109,000           6,035,875
NAVIGANT CONSULTING*
    Provider of management
    consulting services .....................        692,200           7,527,675
                                                                     -----------
                                                                      34,217,581
                                                                     -----------
COMPUTER HARDWARE/
  PERIPHERALS   8.3%
ADAPTEC*
    Manufacturer of computer
    input-output systems ....................        170,000           8,473,438
AMERICAN POWER CONVERSION*
    Provider of back-up power
    supply equipment for
    computers ...............................        325,300           8,569,622
APEX*
    Manufacturer of switching
    systems for computer network
    administrators ..........................        324,800          10,515,400
CREATIVE TECHNOLOGY (SINGAPORE)
    Provider of PC audio and
    graphics products .......................        505,300           8,669,053
ELECTRONICS FOR IMAGING*
    Manufacturer of peripherals
    for color printers and copiers ..........        403,400          23,649,325
LEXMARK INTERNATIONAL GROUP*
    Manufacturer of laser and
    inkjet printers and cartridges ..........        165,000          14,932,500
                                                                     -----------
                                                                      74,809,338
                                                                     -----------
COMPUTER SOFTWARE  21.7%
ACCLAIM ENTERTAINMENT*
    Developer of entertainment
    software ................................        657,100           3,388,172
AUTODESK
    Developer of software for
    architectural and
    mechanical design, data
    management, and mapping .................        304,600          10,270,731
BINDVIEW DEVELOPMENT*
    Provider of computer software ...........        148,100           7,354,091
CHECK POINT SOFTWARE
  TECHNOLOGIES* (ISRAEL)
    Developer of network
    "firewall" security systems .............         65,000          12,918,750
CONCORD COMMUNICATIONS*
    Provider of performance
    analysis for computer network
    operations ..............................         87,900           3,925,284

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                     SHARES             VALUE
                                                   -----------       -----------
COMPUTER SOFTWARE (CONTINUED)
DOCUMENTUM*
    Provider of computer
    software products .......................        150,400         $ 9,009,900
ELECTRONIC ARTS*
    Developer, marketer, and
    distributor of entertainment
    software ................................         54,700           4,598,219
HNC SOFTWARE*
    Developer and vendor of
    software for mission-critical
    decision applications ...................         92,600           9,812,706
INTUIT*
    Provider of financial
    software products .......................        215,200          12,891,825
ISS GROUP*
    Provider of computer network
    security monitoring, detection,
    and response software ...................        174,500          12,400,406
JDA SOFTWARE GROUP*
    Provider of software products
    for data analysis .......................        401,400           6,522,750
MACROMEDIA*
    Developer of software for
    web page creation .......................        105,700           7,729,313
MANUGISTICS GROUP*
    Provider of software products
    for the operational areas of
    supply chain planning ...................        200,300           6,503,491
MOBIUS MANAGEMENT SYSTEMS*
    Provider of enterprise software
    products used to store and
    retrieve large volumes of
    information for diversified
    industries ..............................        322,200           2,572,566
NETIQ*
    Provider of computer software
    products ................................         85,000           4,489,063
NEW ERA NETWORKS*
    Provider of computer
    software and services ...................        244,300          11,665,325
PARAMETRIC TECHNOLOGY*
    Developer of mechanical
    design software .........................        574,800          15,537,562
RATIONAL SOFTWARE*
    Provider of applications devel-
    opment and test software ................        342,800          16,872,187
SYMANTEC*
    Developer, marketer, and
    supporter of application
    development tools and
    systems software products ...............        154,800           9,089,663

------------------------
See footnotes on page 13.
                                                     SHARES             VALUE
                                                   -----------       -----------
COMPUTER SOFTWARE (CONTINUED)
TELEMATE.NET SOFTWARE
    Provider of software that allows
    companies to monitor and
    analyze the use of their
    Internet and voice networks .............        379,000         $ 6,229,813
TSI INTERNATIONAL SOFTWARE*
    Worldwide provider of
    software for enterprise appli-
    cation integration ......................         87,900           4,971,844
VISIO*
    Provider of business diagram-
    ming and technical drawing
    software ................................        200,000           9,500,000
WIND RIVER SYSTEMS*
    Provider of consulting services
    for software operating systems ..........        214,200           7,851,769
                                                                     -----------
                                                                     196,105,430
                                                                     -----------
ELECTRONICS CAPITAL
  EQUIPMENT   3.2%
NOVELLUS SYSTEMS*
    Manufacturer of wafer fabrica-
    tion systems for the disposition
    of thin films ...........................         90,100          11,040,066
ORBOTECH* (ISRAEL)
    Manufacturer of automated
    optical inspection systems for
    circuit boards and flat panel
    displays ................................        233,550          18,143,916
                                                                    ------------
                                                                      29,183,982
                                                                    ------------
INTERNET/ONLINE   12.6%
APPNET*
    Provider of Internet software ...........        103,700           4,533,634
AUTOBYTEL.COM*
    Internet website that offers
    automotive information ..................        586,700           8,910,506
BEYOND.COM*
    Internet retailer of
    computer software .......................      1,059,000           8,240,344
COVAD COMMUNICATIONS GROUP*
    Provider of high-speed digital
    communications services .................        118,600           6,615,656
EGREETINGS NETWORK*
    Operator of Internet website
    that offers the ability to
    compose personalized digital
    greetings using graphics,
    animations, and music ...................         24,000             243,750

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                     SHARES             VALUE
                                                   -----------       -----------
INTERNET/ONLINE (CONTINUED)
EMUSIC.COM*
    Internet retailer of music
    using the MP3 format ....................        663,100         $ 6,755,331
E-STAMP*
    Internet website that offers
    postage purchasing,
    downloading, and printing ...............        127,100           2,812,088
E-STAMP# ....................................        152,765           2,703,941
E-TOYS
    Internet retailer of children's
    products such as toys
    and video games .........................        214,300           5,638,769
LETSBUYIT.COM#  (NETHERLANDS)
    Internet retailer that offers
    diversified consumer products ...........        907,332           3,153,773
MEDSCAPE*
    Provider of online health
    and medical information .................        306,000           3,079,125
MICROCAST#
    Producer of aluminum products
    for the aeronautics, automotive,
    and electronics industries ..............        701,461           3,359,998
NETRADIO
    Provider of online
    audio broadcasts ........................        340,000           2,836,875
PRICELINE.COM*
    Internet website that allows
    customers to name their
    own price on products and
    services ................................        240,600          11,413,463
SHOPFAST# (AUSTRALIA)
    Operator of OLB.com (On-Line
    Business), a website that
    provides companies the
    opportunity to develop
    their businesses via the
    Internet ................................         87,971             490,134
SOURCINGLINK.NET#
    Provider of Internet software
    that allows retailers to organize
    and reduce the cost of mer-
    chandise activities with their
    suppliers ...............................        421,875          11,021,484
USWEB*
    Provider of consulting
    services, including Internet
    technology solutions ....................        174,900           7,777,584

------------------------
See footnotes on page 13.
                                                     SHARES             VALUE
                                                   -----------       -----------
INTERNET/ONLINE (CONTINUED)
VERIO*
    Provider of Internet services
    to small- and mid-sized
    businesses ..............................        181,800         $ 8,402,569
WEBVAN GROUP*
    Internet retailer that offers
    a variety of fresh foods ................        255,000           4,151,719
XPEDIOR*
    Provider of software for
    emerging Internet businesses ............          9,300             267,666
ZIFF-DAVIS (ZD NET)*
    Integrated media company
    focused on computer and
    Internet-related technology .............        549,300          11,535,300
                                                                   -------------
                                                                     113,943,709
                                                                   -------------
MEDIA   9.1%
ADELPHIA COMMUNICATIONS*
    Cable television operator ...............        269,600          17,684,075
CABLEVISION SYSTEMS (CLASS A)*
    Owner and operator of
    cable television systems ................        184,000          13,892,000
DOW JONES
    International provider of
    business news and information ...........         51,700           3,515,600
MARTHA STEWART LIVING*
    Provider of how-to information
    for homemakers such as
    cooking, crafts, and gardening ..........        122,000           2,928,000
METRO-GOLDWYN-MAYER*
    Provider of entertainment
    products, including motion
    pictures, television programs,
    and home video ..........................        183,900           4,333,144
NETWORK EVENT THEATER#
    Provider of offline and online
    media and marketing services ............        439,024          11,717,814
TV  GUIDE (CLASS A)*
    Developer and distributor
    of cable satellite television
    channels; publisher of weekly
    television guides .......................        278,400          11,927,700
WESTWOOD ONE
    Radio network operator ..................        135,400          10,290,400
XM SATELLITE RADIO HOLDINGS*
    Provider of audio entertainment
    and information programming .............        158,200           6,061,038
                                                                    ------------
                                                                      82,349,771
                                                                    ------------
SEMICONDUCTORS   7.6%
APPLIED MICRO CIRCUITS*
    Manufacturer of silicon
    products for the communica-
    tions industry ..........................        181,200          23,080,350

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                     SHARES             VALUE
                                                   -----------       -----------
SEMICONDUCTORS (CONTINUED)
C-CUBE MICROSYSTEMS*
    Provider of digital video
    compression and
    decompression circuits
    and systems .............................        332,000         $20,770,750
DALLAS SEMICONDUCTOR*
    Manufacturer of mixed-signal
    integrated circuits .....................        100,000           6,443,750
LATTICE SEMICONDUCTOR*
    Designer and manufacturer of
    programmable logic devices ..............        200,000           9,468,750
MICROCHIP TECHNOLOGY*
    Supplier of field-programmable
    microcontrollers ........................        138,700           9,513,953
                                                                    ------------
                                                                      69,277,553
                                                                    ------------
TOTAL COMMON STOCKS
    (Cost $473,407,330) .....................                        676,468,147
                                                                    ------------
CONVERTIBLE PREFERRED
  STOCKS   18.9%
COMMUNICATIONS
  INFRASTRUCTURE     0.2%
CORVIS (SERIES H)#
    Provider of telecommunications
    equipment ...............................         19,620           1,579,999
                                                                    ------------
COMPUTER SOFTWARE   0.9%
BLAZE SOFTWARE (SERIES BB)#
    Provider of Internet software ...........        885,154           3,160,000
MARKETFIRST SOFTWARE (SERIES D)#
    Provider of software services
    that allow companies to market
    themselves online .......................      1,534,980           1,634,754
VUENT (SERIES D)#
    Developer of software for
    visual information on the
    Internet ................................      3,360,000           3,360,000
                                                                    ------------
                                                                       8,154,754
                                                                    ------------
INTERNET/ONLINE   16.0%
ART ADVANCED RECOGNITION
  TECHNOLOGY (SERIES D)#
    Developer of speech and
    handwriting recognition
    software products .......................      1,312,000           3,280,000
AENEID (SERIES D)#0
    Provider of a network of
    vertical products .......................      2,271,028           4,860,000
ALLADVANTAGE.COM (SERIES C)#
    Provider of Internet
    monitoring ..............................      2,677,552           3,280,001

------------------------
See footnotes on page 13.
                                                     SHARES             VALUE
                                                   -----------       -----------
INTERNET/ONLINE (CONTINUED)
APB ONLINE (SERIES B)#
    Provider of information on
    the Internet relating to crime
    and law enforcement .....................        307,575         $ 2,675,902
BERNARD TECHNOLOGIES (SERIES D)#0
    Provider of food safety services ........      1,436,364           3,950,001
BILL GROSS' IDEALAB! (SERIES D)#
    Provider of services for
    identifying, creating, and
    operating Internet business .............         63,200           6,320,000
BUILDNET (SERIES C)#
    Provider of Internet services
    for the building industry ...............      1,077,273           4,740,000
CHORUM TECHNOLOGIES (SERIES D)#
    Provider of optical components
    for data networks .......................        231,664           3,240,979
COLLEGECLUB.COM (SERIES C)#
    Provider of Internet services
    for college students ....................      1,503,892+          5,203,466
COLO.COM (SERIES C)#
    Provider of high-tech
    office space ............................        644,898           6,320,000
ENTERWORKS (SERIES A)#
    Provider of foundation
    solutions for e-businesses ..............      2,747,826           3,160,000
FLASHPOINT TECHNOLOGIES (SERIES E)#
    Developer of software for
    digital photography and
    imaging devices .........................      1,037,037           4,200,000
GLOBAL MEDICAL PRODUCTS (SERIES A)#
    Provider of assistance to
    promising medical
    technologies ............................      1,092,000           5,460,000
HOMEGAIN.COM (SERIES C)#
    Internet website designed to
    bring real estate agents and
    home sellers together ...................        711,000           7,110,000
HOMEPAGE.COM (SERIES C)#
    Internet website that allows
    customers to design their
    own web pages ...........................        798,530           1,600,000
IMPRESSE (SERIES C)#
    Provider of online services
    such as simplifying the print
    and production process
    between companies and
    their printers ..........................        255,044           3,159,995
KOZMO.COM (SERIES D)#
    Internet website that offers
    movie rentals, music,
    and food products .......................      1,400,000           2,520,000
MAINSPRING COMMUNICATIONS
    (SERIES E)#
    Provider of consulting services
    for e-businesses ........................        210,667           1,580,003

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                     SHARES             VALUE
                                                   -----------       -----------
INTERNET/ONLINE (CONTINUED)
MAMAMEDIA (SERIES D)#
    Provider of Internet website
    geared for children .....................        622,222         $ 3,359,999
MICROTUNE (SERIES D)#
    Developer of broadband
    products used in cable modems
    and televisions .........................        202,500           2,430,000
MORE.COM (SERIES D)#
    Internet retailer offering health
    and beauty products .....................        672,200           3,240,004
MULTITUDE (SERIES E)#0
    Provider of Internet
    technology used for PC voice
    conferencing ............................      2,953,271           6,320,000
NEUVIS (SERIES B)#0
    Developer of electronic
    commerce systems ........................      2,304,246           3,240,000
NEW FOCUS (SERIES G)#
    Manufacturer of optical
    components for tele-
    communications equipment ................        267,385           1,738,002
OPTICAL NETWORKS (SERIES G)#
    Provider of optical components
    for data networks .......................        250,099           3,160,000
POINTSHARE (SERIES C)#
    Provider of Internet services
    to medical professionals ................      1,221,818           3,360,000
RC NETWORKS (SERIES C)#
    Provider of network and
    consulting services .....................        210,667             790,001
REALESTATE.COM (SERIES C)#
    Provider of Internet services
    to the real estate industry .............         13,500           4,050,000
REALNAMES (SERIES C)#
    Provider of global naming
    to simplify online navigation ...........        130,667             588,001
RECIPROCAL (SERIES H)#
    Provider of digital rights to
    management services .....................          7,125           3,239,998
SCREAMING MEDIA.NET (SERIES B)#
    Provider of distribution
    services for commercial
    websites ................................        291,440           3,264,128
SILICON WAVE (SERIES C)#
    Provider of tele-
    communications equipment ................      1,283,750           5,135,000
SNOWBALL.COM (SERIES C)#
    Internet website designed
    for the I-generation, which
    includes a demographic
    of 12- to 29-year olds ..................        316,000           3,160,000

------------------------
See footnotes on page 13.
                                                SHARES, UNITS, OR
                                                   PRIN. AMT.           VALUE
                                                   -----------       -----------
INTERNET/ONLINE (CONTINUED)
SOFTCOM (SERIES B)#0
    Provider of interactive
    video services ..........................    2,334,091shs.       $ 5,135,000
UGO NETWORKS (SERIES D)#
    Internet website designed
    for young adults ........................        554,386           3,160,000
UNIVERSAL ACCESS (SERIES E)#
    Provider of network
    connections for the
    computer industry .......................        154,918           2,834,999
V STORE (SERIES B)#
    Provider of services to
    customers that wish to create
    their own Internet websites .............        994,837           3,160,000
WINE.COM (SERIES F)#
    Internet wine retailer ..................        432,000           2,592,000
YOUNOLOGY (SERIES A)#0
    Provider of business solutions ..........        769,481           3,555,002
YUPI INTERNET (SERIES C)#
    Internet website geared
    for Spanish speaking users ..............        412,174           4,740,001
                                                                   -------------
                                                                     144,912,482
                                                                   -------------
TELECOMMUNICATIONS     1.8%
CIELO COMMUNICATIONS (SERIES C)#
    Provider of optical network
    components for computer
    networks ................................        902,857           3,160,000
GEOGRAPHIC NETWORK AFFILIATES#@
    Real estate venture consisting
    of "carrier hotels" with a
    fiber optic conduit network
    overlay .................................          6,320 units+    6,320,000
POINTONE TELECOMMUNICATIONS
  (SERIES B)#@
    Provider of telecommuni-
    cations services ........................      1,166,015 shs.+     6,560,000
                                                                    ------------
                                                                      16,040,000
                                                                    ------------
TOTAL CONVERTIBLE
 PREFERRED STOCKS
    (Cost $170,791,532) .....................                        170,687,235
                                                                    ------------
LIMITED PARTNERSHIPS  0.1%
MISCELLANEOUS     0.1%
COMPASS VENTURE PARTNERS L.P.#
    Private investment fund that
    invests in capital ventures .............    $    89,999              89,999
EDISON VENTURE FUND IV#
    Private investment fund that
    invests in capital ventures .............      1,044,290           1,044,290
                                                                   -------------
Total Limited Partnerships
    (Cost $1,146,849) .......................                          1,134,289
                                                                   -------------

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1999

                                                   PRIN. AMT.           VALUE
                                                  ------------       -----------
CONVERTIBLE PROMISSORY
  NOTE     0.1%
    (Cost $670,000)
MICROCAST, 0%-10%,
    DUE 12/16/2000# .........................    $   670,000         $   670,000
                                                                    ------------
SHORT-TERM
  HOLDINGS  6.2%
CREDIT COMMUNAL DE BELGIQUE,
    GRAND CAYMAN FIXED TIME
    DEPOSIT 43/4%, DUE 1/3/2000 .............     28,000,000          28,000,000
HSBC BANK, GRAND CAYMAN
    FIXED TIME DEPOSIT 43/4%,
    DUE 1/3/2000 ............................     28,000,000          28,000,000
                                                                    ------------
TOTAL SHORT-TERM
  HOLDINGS
    (Cost $56,000,000) ......................                         56,000,000
                                                                    ------------

TOTAL INVESTMENTS  100.0%
    (Cost $702,015,711) .....................                        904,959,671
OTHER ASSETS
  LESS LIABILITIES ..........................                            327,240
                                                                   -------------
NET ASSETS  100.0% ..........................                      $ 905,286,911
                                                                   =============

------------------
*  Non-income producing security.
#  Restricted and non-income producing security.
@ Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).
+  Warrants attached.
   Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS:
Investments, at value:
   Common stocks (cost $473,407,330) .............................      $676,468,147
   Convertible preferred stocks and other* (cost $171,938,381) ...       171,821,524
   Convertible promissory note (cost $670,000) ...................           670,000
   Short-term holdings (cost $56,000,000) ........................        56,000,000                   $904,959,671
                                                                      --------------
Cash ...............................................................................                      7,809,334
Receivable for dividends and interest ..............................................                          7,389
Other ..............................................................................                         60,039
                                                                                                   ----------------
TOTAL ASSETS .......................................................................                    912,836,433
                                                                                                   ----------------
LIABILITIES:
Payable for securities purchased ...................................................                      4,900,825
Management fee payable .............................................................                      1,468,523
Accrued expenses and other .........................................................                      1,180,174
                                                                                                   ----------------
TOTAL LIABILITIES ..................................................................                      7,549,522
                                                                                                   ----------------
NET ASSETS .........................................................................                   $905,286,911
                                                                                                   ================
COMPOSITION OF NET ASSETS:
Common Stock, at par ($0.01 par value; 100,000,000 shares authorized;
   24,246,577 shares outstanding): .................................................                  $     242,466
Additional paid-in capital .........................................................                    594,951,376
Accumulated net investment loss ....................................................                         (3,655)
Undistributed net realized gain ....................................................                    107,152,764
Net unrealized appreciation of investments .........................................                    202,936,543
Net unrealized appreciation on translation of
   assets denominated in foreign currencies ........................................                          7,417
                                                                                                   ----------------
NET ASSETS .........................................................................                   $905,286,911
                                                                                                   ================
NET ASSET VALUE PER SHARE ..........................................................                         $37.34
                                                                                                          =========

------------------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $39,956,110 and a value of $39,940,003.
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE PERIOD FROM JULY 27, 1999 (COMMENCEMENT OF OPERATIONS)
  TO DECEMBER 31, 1999

INVESTMENT INCOME:
Interest .............................................................       $   4,894,099
Dividends ............................................................             164,760
                                                                             -------------
TOTAL INVESTMENT INCOME ..................................................................           $ 5,058,859
EXPENSES:
Management fee .......................................................           5,851,264
Stockholder servicing fees ...........................................           1,458,849
Stockholder account services .........................................             644,264
Shareholder reports and communications ...............................              88,098
Auditing and legal fees ..............................................              76,000
Organization expenses ................................................              32,500
Directors' fees and expenses .........................................              18,212
Miscellaneous ........................................................              16,372
                                                                             -------------
TOTAL EXPENSES ...........................................................................             8,185,559
                                                                                                  --------------
NET INVESTMENT LOSS ......................................................................            (3,126,700)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:

Net realized gain on investments .....................................         143,533,499
Net realized loss from foreign currency transactions .................             (28,338)
Net unrealized appreciation of investments ...........................         202,936,543
Net unrealized appreciation on translation of assets denominated
    in foreign currencies ............................................               7,417
                                                                             -------------
NET GAIN ON INVESTMENTS ..................................................................           346,449,121
                                                                                                  --------------
INCREASE IN NET ASSETS FROM OPERATIONS ...................................................          $343,322,421
                                                                                                  ==============

-------------------
See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                     JULY 27, 1999* TO
                                                                                     DECEMBER 31, 1999
                                                                                  ----------------------
OPERATIONS:
Net investment loss ............................................................        $ (3,126,700)
Net realized gain on investments ...............................................         143,533,499
Net realized loss from foreign currency transactions ...........................             (28,338)
Net unrealized appreciation of investments .....................................         202,936,543
Net unrealized appreciation on translation of assets
denominated in foreign currencies ..............................................               7,417
                                                                                      --------------
INCREASE IN NET ASSETS FROM OPERATIONS .........................................         343,322,421
                                                                                      --------------
DISTRIBUTION TO SHAREHOLDERS:
Net realized gain on investments ...............................................         (33,229,352)
                                                                                      --------------
DECREASE IN NET ASSETS FROM DISTRIBUTION .......................................         (33,229,352)
                                                                                      --------------

                                                                     SHARES
                                                            --------------------
                                                               JULY 27, 1999* TO
                                                               DECEMBER 31, 1999
                                                            --------------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from issuance of Common Stock ................        23,269,963            563,059,814
Shares issued in payment of gain distribution .............           972,490             32,034,021
                                                               --------------         --------------
INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ....        24,242,453            595,093,835
                                                               ==============         ==============
INCREASE IN NET ASSETS .........................................................         905,186,904
NET ASSETS:
Beginning of period ............................................................             100,007
                                                                                      --------------
END OF PERIOD (including accumulated net investment loss of $3,655) ............        $905,286,911
                                                                                      ==============

-----------
* Commencement of operations.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION -- Seligman New Technologies Fund, Inc. (the "Fund") was incorporated in Maryland on May 19, 1999 and subsequently was organized and registered under the Investment Company Act of 1940 and the Securities Act of 1933 as a non-diversified, closed-end management investment company. The Fund had no operations prior to July 27, 1999 (commencement of operations) other than those relating to organizational matters and the sale to Seligman Advisors, Inc. of 4,124 shares of Common Stock.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in convertible securities and common stocks are valued at current market values or, in their absence, at fair values determined in good faith in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

     The Fund may invest in equity securities of privately-owned technology companies that plan to conduct an initial public offering within a period of several months to three years from the time the Fund makes its investment. These are referred to as venture capital companies. Such investments will be valued at fair value, which is expected to be cost unless the manager determines, pursuant to the Fund's valuation procedures, that such a valuation is no longer fair or appropriate. Examples of cases where cost may no longer be appropriate include sales of similar securities to third parties at different prices, or if a venture capital company in which the Fund invests undertakes an initial public offering. In such situations, the Fund's investment will be revalued in a manner that the manager, following procedures approved by the Board of Directors, determines best reflects its fair value. In addition, the Fund may hold restricted securities of a class that have been sold to the public. The fair valuation of these restricted securities will often be the market value of the publicly traded shares less a discount to reflect contractual or legal restrictions limiting resale.

     At December 31, 1999, market quotations were not readily available for securities valued at $179,495,429 (19.8% of net assets). Because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed.

b. FEDERAL TAXES-- There is no provision for federal income tax. The Fund will elect to be taxed as a regula-ted investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. DISTRIBUTIONS TO STOCKHOLDERS -- The treatment for financial statement purposes of distributions made to stockholders during the period from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net investment assets, results of operations, or net asset value per share of the Fund.

e. ORGANIZATION AND OFFERING EXPENSES -- Expenses incurred to establish the Fund have been expensed as organization expenses. Expenses relating to the public offering of the Fund's Common shares were charged to capital at the time of issuance of shares. Organization expenses and offering expenses amounted to $32,500 and $1,265,055, respectively.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the period July 27, 1999 to December 31, 1999 amounted to $937,019,572 and $435,207,360, respectively. The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $221,678,839 and $18,734,879, respectively.

4. REPURCHASE OFFERS -- To provide investors with a limited degree of liquidity, the Fund will make quarterly offers to repurchase its shares. Repurchase offers will be limited to 5% of the number of the Fund's outstanding shares on the date the repurchase requests are due. The Fund may offer to repurchase more than 5% (but not more than 25%) of its shares in any quarter with the approval of the Fund's Board of Directors. In the event the repurchase offer is oversubscribed, the Fund may, but is not required to, repurchase additional shares, but only up to a maximum of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares, it will repurchase shares on a pro rata basis. The repurchase price will be equal to the share's net asset value on the date specified in the notice of repurchase. The repurchase pricing date may be as much as fourteen days after the date that the repurchase requests are due. The Fund expects that

NOTES TO FINANCIAL STATEMENTS

payment of the repurchase price will be made on the third business day after the repurchase pricing date, but the payment may be made as much as seven dates after such pricing date.

   The Fund's first repurchase offer commenced in December 1999. Subsequent repurchase offers will commence each March, June, September and December, and each such repurchase offer will be completed in the following month, ordinarily on the second Friday of that month. The Fund's first repurchase offer for 5% of its outstanding shares was completed on January 14, 2000, with 1.2% of the Fund's shares repurchased for proceeds of $10,824,020.

5. MANAGEMENT FEE, STOCKHOLDER SERVICING FEE, AND OTHER TRANSACTIONS-- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 2.00% per annum of the Fund's average daily net assets.

   Brokers or dealers that sold shares of the Fund can enter into agreements with the Fund and receive a continuing fee of up to 0.50% on an annual basis, payable quarterly, of the average daily net assets of Fund shares attributable to the particular broker or dealer for providing personal services and/or the maintenance of shareholder accounts. For the period ended December 31, 1999, such fees aggregated $1,458,849 or 0.50% per annum of the Fund's average daily net assets.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $644,264 for stockholder account services.

   Certain officers and directors of the fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of certain other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1999, of $3,655 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. RESTRICTED SECURITIES -- At December 31, 1999, the Fund owned private placement investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Fund has agreed to further restrictions on the disposition of these holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Fund. The acquisition dates of these investments, along with their costs and values at December 31, 1999, are as follows:

INVESTMENTS                                   ACQUISITION DATE          COST                VALUE
-------------                                 ----------------        ---------           ----------
LIMITED PARTNERSHIPS:
  Edison Venture Fund IV                          10/18/99           $1,048,762          $1,044,290
  Compass Venture Partners                        11/22/99               98,087              89,999
                                                                     ----------           ---------
                                                                      1,146,849           1,134,289
                                                                     ----------           ---------
CONVERTIBLE PROMISSORY NOTE:
  Microcast, 0%-10%, due 12/16/2000               12/16/99              670,000             670,000
                                                                     ----------           ---------
CONVERTIBLE PREFERRED STOCKS:
  Advanced Recognition Technologies (Series D)     12/6/99            3,285,655           3,280,000
  Aeneid (Series D)                               10/15/99            4,863,737           4,860,000
  AllAdvantage.com (Series C)                      9/22/99            3,287,004           3,280,001
  APB Online (Series B) (formerly APB Multimedia)   8/4/99            2,676,163           2,675,902
  Bernard Technologies (Series D)                  11/8/99            3,957,011           3,950,001
  Bill Gross' idealab! (Series D)                 12/22/99            6,320,000           6,320,000
  Blaze Software (Series BB)                      12/31/99            3,160,000           3,160,000
  Buildnet (Series C)                             10/29/99            4,747,388           4,740,000
  Chorum Technologies (Series D)                  11/10/99            3,244,092           3,240,979
  Cielo Communications (Series C)                 11/17/99            3,164,342           3,160,000
  CollegeClub.com (Series C)                      10/28/99            5,203,467           5,203,466
  Colo.com (Series C)                             12/17/99            6,320,000           6,320,000
  Corvis (Series H)                               12/16/99            1,579,999           1,579,999
  Enterworks (Series A)                           12/30/99            3,160,000           3,160,000

NOTES TO FINANCIAL STATEMENTS

INVESTMENTS                                   ACQUISITION DATE          COST                VALUE
-------------                                 ----------------        ---------           ----------
  FlashPoint Technology (Series E)                9/10/99             $4,200,000          $4,200,000
  Geographic Network Affiliates
  International (Series A)                        12/29/99             6,320,000           6,320,000
  Global Medical Products (Series A)               9/15/99             5,471,035           5,460,000
  Homegain.com (Series C)                         12/29/99             7,110,000           7,110,000
  HomePage.com (Series C)                         10/20/99             1,600,000           1,600,000
  Impresse (Series C)                             11/15/99             3,165,525           3,159,995
  Kozmo.com (Series D)                              8/3/99             2,526,860           2,520,000
  Mainspring Communications (Series E)            11/22/99             1,580,003           1,580,003
  MaMaMedia (Series D)                              8/6/99             3,365,302           3,359,999
  MarketFirst Software (Series D)                  9/10/99             1,636,357           1,634,754
  Microtune (Series D)                            10/15/99             2,436,280           2,430,000
  More.com (Series D)                             10/22/99             3,240,004           3,240,004
  Multitude (Series E)                            12/10/99             6,320,000           6,320,000
  NeuVis (Series B)                                10/6/99             3,245,360           3,240,000
  New Focus (Series G)                            12/23/99             1,738,003           1,738,002
  Optical Networks (Series G)                     12/30/99             3,160,001           3,160,000
  PointOne Telecommunications (Series B)           9/24/99             6,560,000           6,560,000
  Pointshare (Series C)                             9/9/99             3,360,000           3,360,000
  RC Networks (Series C)                          12/10/99               790,001             790,001
  RealEstate.com (Series C)                        10/6/99             4,056,694           4,050,000
  RealNames (Series C)                              8/5/99               588,002             588,001
  Reciprocal (Series H)                           11/12/99             3,239,999           3,239,998
  Screaming Media.net (Series B                    10/5/99             3,268,876           3,264,128
  Silicon Wave (Series C)                          12/6/99             5,135,000           5,135,000
  Snowball.com (Series C)                         12/20/99             3,160,000           3,160,000
  Softcom (Series B)                              12/23/99             5,135,000           5,135,000
  UGO Networks (Series D)                         11/12/99             3,162,333           3,160,000
  Universal Access (Series E)                     11/11/99             2,834,999           2,834,999
  V store (Series B)                               11/2/99             3,166,436           3,160,000
  Vuent (Series D) (formerly Adaptive Media)       8/12/99             3,362,041           3,360,000
  Wine.com (Series F)                              11/9/99             2,593,560           2,592,000
  Younology (Series A)                            11/24/99             3,555,002           3,555,002
  Yupi Internet (Series C)                         11/5/99             4,740,001           4,740,001
                                                                     -----------         -----------
                                                                     170,791,532         170,687,235
                                                                     -----------         -----------
COMMON STOCKS:
  CrossRoads Systems                               8/10/99             1,008,000           6,798,960
  E-Stamp                                           8/4/99             1,260,000           2,703,941
  LetsBuyIt.com                                   12/22/99             3,157,215           3,153,773
  Microcast                                        9/15/99             3,366,177           3,359,998
  Network Event Theater                            8/13/99             9,004,016          11,717,814
  Shopfast                                        12/20/99               479,273             490,134
  SourcingLink.net                                  8/9/99             2,705,093          11,021,484
                                                                     -----------         -----------
                                                                      20,979,774          39,246,104
                                                                     -----------         -----------
                                                                    $193,588,155        $211,737,628
                                                                    ============        ============

NOTES TO FINANCIAL STATEMENTS

7. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of the issuers during the year ended December 31, 1999, is as follows:

                                              ENDING
                                              SHARES/           REALIZED       DIVIDEND         ENDING
AFFILIATE                                      UNITS              GAIN           INCOME          VALUE
--------                                     ---------           ---------      --------       --------
Aeneid                                        2,271,028 shs.                                  $4,860,000
Bernard Technologies                          1,436,364                                        3,950,001
Geographic Network Affiliates                     6,320 units                                  6,320,000
Multitude                                     2,953,271 shs.                                   6,320,000
NeuVis                                        2,304,246                                        3,240,000
PointOne Telecommunications                   1,166,015                                        6,560,000
Softcom                                       2,334,091                                        5,135,000
Younology                                       769,481                                        3,555,002
                                                                                            ------------
TOTAL                                                                                        $39,940,003
                                                                                            ============

FINANCIAL HIGHLIGHTS

   The table below is intended to help you understand the Fund's financial performance from its inception. Certain information reflects financial results for a single share that was held throughout the period shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested your capital gain distribution. Total return does not reflect any sales charges and is not annualized.

                                                       7/27/99*
                                                          TO
                                                       12/31/99
                                                       ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                      $24.25
                                                          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.13)
Net realized and unrealized gain on investments            14.70
                                                          ------
INCREASE FROM INVESTMENT OPERATIONS                        14.57
Distributions from net realized capital gains              (1.43)
Offering costs                                             (0.05)
                                                          ------
NET INCREASE IN NET ASSET VALUE                            13.09
                                                          ------
NET ASSET VALUE, END OF PERIOD                            $37.34
                                                          ======

TOTAL RETURN:                                              60.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                $905,287
Ratio of expenses to average net assets                     2.78%+
Ratio of net investment loss to average net assets         (1.06)%+
Portfolio turnover rate                                   112.41%

---------------------
* Commencement of operations.
+ Annualized.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN NEW TECHNOLOGIES FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman New Technologies Fund, Inc. as of December 31, 1999, the related statements of operations and of changes in net assets, and the financial highlights for the period from July 27, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman New Technologies Fund, Inc. as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the period from July 27, 1999 to December 31, 1999, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
February 11, 2000

FEDERAL TAX STATUS OF 1999
GAIN DISTRIBUTION FOR TAXABLE ACCOUNTS

A short-term capital gain distribution of $1.427 per share, from gain realized on investments during the period July 27, 1999 to October 31, 1999, was paid on November 23, 1999. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

If the distribution was received in shares, the per share cost basis for federal income tax purposes is $32.94.

A 1999 year-end statement of account activity and a 1999 tax package, which may include a Form 1099-DIV, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. The information shown on Forms 1099-DIV is reported to the Internal Revenue Service as required by federal regulations.

FOR MORE INFORMATION

MANAGER

J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

24-HOUR AUTOMATED
 TELEPHONE ACCESS
 SERVICE
(800) 622-4597

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
  at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
  Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
  J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNEr, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
  J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

Brian T. Zino 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
  Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
  J. & W. Seligman & Co. Incorporated

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

STORM BOSWICK
VICE PRESIDENT

PAUL H. WICK
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-----------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

  THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO
    HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF COMMON STOCK OF SELIGMAN NEW TECHNOLOGIES FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES
 CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY
                       BEFORE INVESTING OR SENDING MONEY.


                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                               J.W.SELIGMAN & CO.
                                 INCORPORATION
                      100 PARK AVENUE, NEW YORK, NY 10017


CENT2  12/99                                 [GRAPHIC] Printed on Recycled Paper